UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2016

ANDREA ELECTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-4324	11-0482020
(State or other Jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

620 Johnson Avenue, Bohemia, New York 11716
(Address of principal executive offices)

(631) 719-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Definitive Material Agreement.

On February 16, 2016, Andrea Electronics Corporation (the “Company”) entered into a Settlement Agreement with Conexant Systems, Inc. (“Conexant”). Under the Settlement Agreement the Company settled outstanding litigation between the Company and Conexant including Andrea Electronics Corporation v. Conexant Systems, Inc., International Trade Commission case No. 337-TA-949. In addition, the Company and Conexant entered into a Patent License Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREA ELECTRONICS CORPORATION

Dated: February 22, 2016	By:	/s/ Corisa L. Guiffre
Corisa L. Guiffre
Vice President and Chief Financial Officer